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                                                                      EXHIBIT 23

                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-58317) of Sheridan Energy, Inc. of our report dated March 26, 1999 appearing on page 26 of this Form 10-KSB.

PRICEWATERHOUSECOOPERS LLP
March 31,1999
Houston, Texas